Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
25	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the reporting date up to the date these financial statements were authorised for issue.

Subsequent to the reporting date, the Company entered into a project funding agreement on 1 January 2026 with a third party to provide funding for a development project. The arrangement involves a funding commitment of approximately RM 2.7 million and includes agreed terms relating to project delivery and settlement.

In addition, the Company entered into a non-binding term sheet for a proposed acquisition and completed certain equity issuances pursuant to existing contractual arrangements.

On 15 January 2026, a legal claim was filed against the Group in relation to a purchase agreement entered into in 11 July 2025. As at 31 December 2025, no legal proceedings had been initiated and accordingly, no provision was recognized in the financial statements. Subsequently, on 20 March 2026, the Group entered into a settlement agreement with the counterparty for a total sum of approximately USD250,000. Management has assessed that the claim and subsequent settlement represent non-adjusting events after the reporting period. Accordingly, no adjustment has been made to the financial statements for the year ended 31 December 2025.

These events are considered non-adjusting subsequent events as they do not relate to conditions existing at the reporting date. Accordingly, no adjustments have been made to the financial statements.